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CONSULTING AGREEMENT

Parties And Effective Date

        This Consulting Agreement (the “Agreement”) is made as of July 1, 2003 (the “Effective Date”) by and between Rockland Trust Company, of 288 Union Street, Rockland, Massachusetts (the “Company”), and Douglas H. Philipsen of 634 Chandler Street, Duxbury, Massachusetts (the “Consultant”).

Terms And Conditions

         1.     Services. The Consultant agrees to make himself reasonably available to the Company’s Chief Executive Officer and Board of Directors to assist with and consult about strategic business decisions, business plans, growth strategies, community relations, government affairs, and/or any other subjects that may be of benefit to the Company. The Consultant may also perform such other duties utilizing the Consultant’s experience, knowledge, and expertise related to the Company’s business that the parties may determine and agree to.

        The Consultant shall make himself reasonably available to the Company throughout the term of this Agreement. Consultations shall occur at mutually convenient times, and may occur by telephone, in person, or in any other manner they may deem appropriate. As the Consultant’s duties are purely advisory in nature and are to be provided on an as-needed basis, the Consultant shall not be required to devote any minimum amount of time to the consulting services to be rendered under this Agreement. The Consultant shall be permitted, in his sole discretion, to engage in other business activities unless this Agreement otherwise expressly prohibits them.

         2.          Compensation.

                      Cash Compensation.   The Company shall pay the Consultant Two Hundred Thousand Dollars ($200,000.00) for the services to be rendered under this Agreement, payable either in a lump sum on the Effective Date or as the parties may otherwise agree.

                      Benefits.    The Consultant will be entitled to unlimited use of a Volkswagen Passat currently owned by the Company. The Company will pay all expenses of operation for that vehicle including, but not limited to, insurance, regular maintenance, and gasoline.

                      Expenses.    The Company may reimburse the Consultant for, or pay directly, all reasonable business expenses incurred by the Consultant in the performance of his duties under this Agreement, provided that the Consultant incurs and accounts for any such expenses in accordance with the Company’s policies for expense reimbursement.

         3.         Term of Agreement.   This Agreement shall become effective July 1, 2003 and shall continue in effect until June 30, 2004 or until earlier terminated in accordance with this Agreement.

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         4.         Termination of this Agreement. This Agreement may be terminated by either party on thirty (30) days written notice to the other party. The Company, however, may only terminate this Agreement if the Consultant fails to provide the consulting services to be rendered under this Agreement.

         5.         Confidentiality; Non-Competition; and Non-Solicitation.

      (A)     Confidentiality. The Consultant acknowledges that he may have access to, become acquainted with, and obtain financial information and knowledge relating to the business, financial condition, methods of operation and other aspects of the Company, its parent, subsidiaries, and affiliates (“Affiliated Companies”) and their customers, employees and suppliers, some of which is confidential and proprietary (the “Proprietary Information”). The Consultant also acknowledges that if he were to disclose the Proprietary Information to any person not related to the Affiliated Companies or use the Proprietary Information for his or any other person’s advantage that the Consultant could substantially detract from the value and business prospects of the Affiliated Companies. Accordingly, the Consultant agrees that he will not disclose Proprietary Information to any person, other than directors, officers, employees, accountants, lawyers, consultants, advisors, agents, and representatives of, or other persons related to, the Affiliated Companies on a need to know basis in the course of carrying out his duties under this Agreement, except with the prior written approval of the Company, or except as may be required by law. The Consultant’s confidentiality obligations shall survive the termination of this Agreement.

     (B)     Equitable Relief. The Consultant acknowledges and agrees:

                       (i)     that the provisions of this Section are reasonable and necessary for the protection of the Affiliated Companies, or their successors and assigns, and

                     (ii)     that the remedy at law for any breach by him of the provisions of this Section will be inadequate and, accordingly, the Consultant agrees that in the case of any such breach:

                                 (a)   the Company, or its successors and assigns, shall be entitled to injunctive relief in addition to any other remedy it may have, and

                                 (b)   the Consultant shall forfeit any future payments or benefits to which he might be entitled hereunder.

     (C)     Non-Solicitation. For a period of one (1) year after the termination of this Agreement for any reason the Consultant will not:

                      (i)     solicit, divert or take away, directly or indirectly, any Major Customer of the Affiliated Companies, or their successors and assigns. As used herein, “Major Customer” shall mean any customer of the Affiliated Companies who has maintained an average deposit balance of at least $100,000 during the last six months of the Term or who has maintained or obtained a credit facility of at least $100,000 from the Affiliated Companies during the last six months of the Term, or

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                      (ii)     directly or indirectly induce or attempt to influence any employee of the Affiliated Companies, or their successors and assigns, to terminate his/her employment.

      (D)     Non-Competition.

                    During the term of this Agreement and for a period of one (1) year after the termination of this Agreement for any reason, the Consultant will not accept a Board of Director position with, become employed in any capacity by, or otherwise act in an advisory capacity to a financial institution which maintains its headquarters or principal place of business in the counties of Plymouth, Norfolk, Bristol, or Barnstable in the Commonwealth of Massachusetts.

          (E)     Enforceability. The covenants on the part of the Consultant contained in this Section shall be construed as an agreement independent of any other provision in this Agreement, and the existence of any claim or cause of action by the Consultant against the Company, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of them. This Section shall survive the termination of this Agreement. The period, geographical area and the scope of the restrictions on the Consultant set forth herein are divisible so that if any provision of this Section is found to be invalid, that provision shall be automatically modified to the extent necessary to make it valid.

          (F)     Jurisdiction. The Consultant submits to the exclusive jurisdiction of the courts of Massachusetts and the Federal courts of the United States of America located in Massachusetts in respect to the interpretation and enforcement of the provisions of this Section, and waives as a defense in any action, suit or proceeding for the interpretation or enforcement of this Section, that the Consultant is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that this Agreement may not be enforced in or by said courts or that the Consultant’s property is exempt or immune from execution, that the suit, action or proceeding is brought in an inconvenient forum, or that venue is improper.

          6.        No Other Limitation Upon Consultant’s Other Activities. The Company acknowledges that, except as otherwise expressly prohibited by this Agreement, the Consultant may provide services to other companies, nonprofit organizations, persons, or any other entities. The Company agrees that Consultant shall not be prevented from continuing to provide services to anyone who now or in the future may desire Consultant’s services, except as otherwise expressly prohibited by this Agreement.

          7.        Materials Owned by Company. Any compilation of data, work product, and other materials provided or obtained by the Consultant in rendering services under this Agreement shall be the property of the Company.

          8.        Entire Agreement. This Agreement expresses the entire agreement between the Company and the Consultant regarding this matter. This Agreement can only be modified with another written agreement signed by both the Company and the Consultant. This Agreement shall be binding upon both the Company and the Consultant and their respective heirs, legal representatives, and successors in interest.

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          9.        Legal Fees. If either party brings an action to enforce or interpret the provisions of this Agreement, the prevailing party shall be entitled to recover attorney fees and costs in addition to any other relief to which that party may be entitled.

          10.        Governing Law. This agreement shall be interpreted according to the laws of the Commonwealth of Massachusetts.

          11.        Independent Contractor. Both the Consultant and the Company agree that the relationship created by this agreement is that of independent contractor and not that of employee and employer. The Consultant is a professional person and not an employee, or agent of the Company, for any purpose. The Consultant is responsible for the payment of any taxes, including without limitation, all Federal, State and location personal and business income taxes, sales and use taxes, other business taxes and license fees arising out of the activities of the Consultant. The Consultant shall not be eligible for or entitled to any of the benefits to which employees of the Company may be entitled on the account of their employment, such as worker’s compensation, unemployment compensation, insurance, paid vacations, paid holidays, pension, profit sharing, Social Security, and other benefits that may be available.

        Signed as a Massachusetts instrument, under seal, as of the Effective Date:

THE COMPANY: ROCKLAND TRUST COMPANY /s/W. Paul Clark By: W. Paul Clark, Director Its duly authorized representative	THE CONSULTANT: DOUGLAS H. PHILIPSEN /s/Douglas H. Philipsen Douglas H. Philipsen